Exhibit 10.3

SEER, INC.

2017 Stock Incentive Plan

(As Amended and Restated November 18, 2020)

1. Purpose.

The purpose of this plan (the “Plan”) is to secure for Seer, Inc., a Delaware corporation, or any successor thereto (the “Company”) and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company’s future growth and success. Under the Plan recipients may be awarded both (i) Options (as defined in Section 2.1) to purchase the Company’s Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), and (ii) shares of Class A Common Stock (“Restricted Stock Awards”). Except where the context otherwise requires, the term “Company” shall include any parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”). Those provisions of the Plan which make express reference to Section 422 of the Code shall apply only to Incentive Stock Options (as that term is defined below).

2. Types of Awards and Administration.

2.1 Options. Options granted pursuant to the Plan (“Options”) shall be authorized by action of the Board of Directors of the Company (the “Board” or “Board of Directors”) and may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory Options which are not intended to meet the requirements of Section 422. All Options when granted are intended to be non-statutory Options, unless the applicable Option Agreement (as defined in Section 5.1) explicitly states that the Option is intended to be an Incentive Stock Option. The vesting of Options may be conditioned upon the completion of a specified period of employment with the Company and/or such other conditions or events as the Board may determine. The Board may also provide that Options are immediately exercisable subject to certain repurchase rights in the Company dependent upon the continued employment of the optionee and/or such other conditions or events as the Board may determine.

2.1.1 Incentive Stock Options. Incentive Stock Options may only be granted to employees of the Company. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Class A Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a non-statutory Option appropriately granted under the Plan provided that such Option (or portion thereof) otherwise meets the Plan’s requirements relating to non-statutory Options.

2.2 Restricted Stock Awards. The Board in its discretion may grant Restricted Stock Awards, entitling the recipient to acquire, for a purchase price determined by the Board, shares of Class A Common Stock subject to such restrictions and conditions as the Board may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

2.3 Administration. The Plan shall be administered by the Board, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board may in its sole discretion authorize issuance of Restricted Stock, the grant of Options and the issuance of shares upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe Restricted Stock Agreements, Option Agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Restricted Stock Agreements and Option Agreements, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Restricted Stock Agreement or Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. Subject to the consent of any adversely affected optionee or recipient of Restricted Stock, the Board may unilaterally institute and determine the terms of a program under which (i) outstanding Options or Restricted Stock Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) optionees or recipients of Restricted Stock would have the opportunity to transfer any outstanding options or Restricted Stock Awards to a financial institution or other person or entity selected by the Board, and/or (iii) the exercise price of an outstanding Option is reduced or increased (each, an “Exchange Program”). The Board will determine the terms and conditions of any Exchange Program in its sole discretion. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by the Board, and if the Committee is so appointed, to the extent of such delegation, all references to the Board in the Plan shall mean and relate to such Committee, other than references to the Board in this sentence and in Section 18 (as to amendment or termination of the Plan) and Section 22.

3. Eligibility.

Options may be granted, and Restricted Stock may be issued, to persons who are, at the time of such grant or issuance, employees, officers or directors of, or consultants or advisors to, the Company; provided, that the class of persons to whom Incentive Stock Options may be granted shall be limited to employees of the Company.

3.1 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code) (a “Greater Than 10% Shareholder”), any Incentive Stock Option granted to such individual must: (i) have an exercise price per share of not less than 110% of the fair market value of one share of Class A Common Stock at the time of grant; and (ii) expire by its terms not more than five years from the date of grant.

4. Stock Subject to Plan.

Subject to adjustment as provided in Section 14.2 below, the maximum number of shares of Class A Common Stock which may be issued under the Plan is 5,000,000 shares, all of which may be issued with respect to Incentive Stock Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent Option grants or Restricted Stock Awards under the Plan. If shares of Restricted Stock shall be forfeited to, or otherwise repurchased by, the Company pursuant to a Restricted Stock Agreement, such repurchased shares shall again be available for subsequent Option grants or Restricted Stock Awards under the Plan. If shares otherwise issuable upon exercise of an Option are withheld by the Company in payment of the exercise price of an Option or to satisfy tax withholding obligations with respect to such exercise, such withheld shares shall again be available for subsequent Option grants or Restricted Stock Awards under the Plan.

5. Forms of Restricted Stock Agreements and Option Agreements.

5.1 Option Agreement. Each recipient of an Option shall execute an option agreement (“Option Agreement”) in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such Option Agreements may differ among recipients.

5.2 Restricted Stock Agreement. Each recipient of a grant of Restricted Stock shall execute an agreement (“Restricted Stock Agreement”) in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such Restricted Stock Agreements may differ among recipients.

5.3 “Lock-Up” Agreement. Unless the Board specifies otherwise, each Restricted Stock Agreement and Option Agreement shall provide that upon the request of the Company or the managing underwriter(s) of any offering of securities of the Company that is the subject of a registration statement filed under the United States Securities Act of 1933, as amended from time to time (the “Act”), the holder of any Option or the purchaser of any Restricted Stock shall, in connection therewith, agree in writing (in such form as the Company or such managing underwriter(s) shall request) to the general effect that for a period of time (not to exceed 180 days) from the effective date of the registration statement under the Act for such offering, the holder or purchaser will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of the common stock of the Company owned or controlled by him or her.

6. Purchase Price.

6.1 General. The purchase price per share of Restricted Stock and per share of stock deliverable upon the exercise of an Option shall be determined by the Board, provided, however, that in the case of any Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board, at the time of grant of such Option, or less than 110% of such fair market value in the case of any Incentive Stock Option granted to a Greater Than 10% Shareholder.

6.2 Payment of Purchase Price. Option Agreements may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one of the following methods:

(i) with the consent of the Board, by delivery to the Company of shares of the Company’s common stock; such surrendered shares shall have a fair market value equal in amount to the exercise price of the Options being exercised,

(ii) with the consent of the Board, a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code,

(iii) with the consent of the Board, if the Class A Common Stock is registered under the Securities Exchange Act of 1934 at such time, subject to rules as may be established by the Board, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price,

(iv) with the consent of the Board, by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Class A Common Stock having a fair market value equal to such aggregate exercise price,

(v) with the consent of the Board, by any combination of such methods of payment.

The fair market value of any shares of Class A Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined by the Board of Directors. Restricted Stock Agreements may provide for the payment of any purchase price in any manner approved by the Board of Directors at the time of authorizing the issuance thereof.

7. Option Period.

Notwithstanding any other provision of the Plan or any Option Agreement, each Option and all rights thereunder shall expire on the date specified in the applicable Option Agreement, provided that such date shall not be later than ten years after the date on which the Option is granted (or five years in the case of an Incentive Stock Option granted to a Greater Than 10% Shareholder), and in either case, shall be subject to earlier termination as provided in the Plan or Option Agreement.

8. Exercise of Options.

8.1 General. Each Option shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the Option Agreement evidencing such Option, subject to the provisions of the Plan. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires.

8.2 Notice of Exercise. An Option may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Class A Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the “Notice”), accompanied by payment for such shares. In addition, the Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances (the “Investment Letter”) in a substance and form satisfactory to the Company to the effect that such individual is acquiring the Class A Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with any securities law(s).

8.3 Delivery. As promptly as practicable after receipt of the Notice, the Investment Letter (if required) and payment, the Company shall deliver or cause to be delivered to the optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the optionee’s name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

9. Nontransferability of Options.

No Option shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of an optionee, an Option shall be exercisable only by the optionee.

10. Termination of Employment; Disability; Death. Except as may be otherwise expressly provided in the terms and conditions of the Option Agreement, Options shall terminate on the earliest to occur of:

(i) the date of expiration thereof;

(ii) immediately upon termination of the optionee’s employment with, or provision of services to, the Company by the Company for Cause (as hereinafter defined);

(iii) 90 days after the date of voluntary termination of the optionee’s employment with, or provision of services to, the Company by the optionee (other than for death or permanent disability as defined below); or

(iv) 90 days after the date of termination of the optionee’s employment with, or provision of services to, the Company by the Company without Cause (other than for death or permanent disability as defined below).

Until the date on which the Option so expires, the optionee may exercise that portion of his or her Option which is exercisable at the time of termination of the employment or service relationship.

An employment or service relationship between the Company and the optionee shall be deemed to exist during any period during which the optionee is employed by or providing services to the Company. Whether an authorized leave of absence or an absence due to military or government service shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

For purposes of this Section 10, the term “Cause” shall mean (a) any material breach by the optionee of any agreement to which the optionee and the Company are both parties, (b) any act (other than retirement) or omission to act by the optionee which may have a material and adverse effect on the Company’s business or on the optionee’s ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (c) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company. An optionee’s employment shall be deemed to have been terminated for Cause if the Company determines within thirty (30) days of the termination of employment (whether such termination was voluntary or involuntary) that termination for Cause was warranted.

In the event of the permanent and total disability or death of an optionee while in an employment or other relationship with the Company, any Option held by such optionee shall terminate on the earlier of the date of expiration of the Option or 180 days following the date of such disability or death. After disability or death, the optionee (or in the case of death, his or her executor, administrator or any person or persons to whom this option may be transferred by will or by laws of descent and distribution) shall have the right, at any time prior to such termination of an Option , to exercise the Option to the extent the optionee was entitled to exercise such Option as of the date of his or her disability or death. An optionee is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months; permanent and total disability shall be determined in accordance with Section 22(e)(3) of the Code and the regulations issued thereunder.

11. Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

12. Additional Provisions. The Board of Directors may, in its sole discretion, include additional provisions in Restricted Stock Agreements and Option Agreements, including, without limitation, restrictions on transfer, rights of the Company to repurchase shares of Restricted Stock or shares of Class A Common Stock acquired upon exercise of Options, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of Options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not be such as to cause any Incentive Stock Option to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

13. Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular Option or Options may be exercised or (ii) extend the period or periods of time during which all, or any particular, Option or Options may be exercised.

14. Adjustment Upon Changes in Capitalization

14.1 No Effect of Options upon Certain Corporate Transactions. The existence of outstanding Options shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation, or any issue of Class A Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Class A Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.2 Adjustment Provisions. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Class A Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Class A Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options, and (z) the price for each share or other security subject to any then outstanding Options, so that upon exercise of such Options, in lieu of the shares of Class A Common Stock for which such Options were then exercisable, the relevant optionee shall be entitled to receive, for the same aggregate consideration, the same total number and kind of shares or other securities, cash or property that the owner of an equal number of outstanding shares of Class A Common Stock immediately prior to the event requiring adjustment would own as a result of the event. If any such event shall occur, appropriate adjustment shall also be made in the application of the provisions of this Section 14 and Section 15 with respect to Options and the rights of optionees after the event so that the provisions of such Sections shall be applicable after the event and be as nearly equivalent as practicable in operation after the event as they were before the event.

14.3 No Adjustment in Certain Cases. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock then subject to outstanding options.

14.4 Board Authority to Make Adjustments. Any adjustments under this Section 14 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

15. Effect of Certain Transactions

15.1 General. Except as provided in any Option Agreement or Restricted Stock Agreement to the contrary, if the Company is merged with or into or consolidated with another corporation under circumstances where the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, or if shares representing fifty percent (50%) or more of the voting power of the Company are transferred to an Unrelated Third Party, as hereinafter defined, or if the Company is liquidated, or sells or otherwise disposes of all or substantially all its assets (each such transaction is referred to herein as a “Change in Control Transaction”), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to some or all outstanding Options or Restricted Stock Awards (and need not take the same action as to each such Option or Restricted Stock Award): (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised Options (whether vested or unvested) will terminate immediately prior to the consummation of the Change in Control Transaction unless exercised by the optionee to the extent otherwise then exercisable within a specified period following the date of such notice, (iii) upon written notice to the grantees, provide that all unvested shares of Restricted Stock shall be repurchased at cost, (iv) make or provide for a cash payment to the optionees equal to the difference between (A) the fair market value of the per share consideration (whether cash, securities or other property or any combination of the above) the holder of a share of Class A Common Stock will receive upon consummation of the Change in Control Transaction (the “Per Share Transaction Price”) times the number of shares of Class A Common Stock subject to outstanding vested Options (to the extent then exercisable at prices not equal to or in excess of the Per Share Transaction Price) and (B) the aggregate exercise price of such outstanding vested Options, in exchange for the termination of such Options, or (v) provide that all or any outstanding Options shall become exercisable and all or any outstanding Restricted Stock Awards shall vest in part or in full immediately prior to such event. To the extent that any Options are exercisable at a price equal to or in excess of the Per Share Transaction Price, the Board may provide that such Options shall terminate immediately upon the consummation of the Change in Control Transaction without any payment being made to the holders of such Options. “Unrelated Third Party” shall mean any person who is not, on the date of adoption of this Plan by the Board, a holder of stock of any class or preference or any stock option of the Company.

In the event that the successor corporation does not assume or substitute for Options or Restricted Stock Awards (or portion thereof), optionees or holders of Restricted Stock will fully vest in and have the right to exercise outstanding Options (or portions thereof) not assumed or substituted for, including shares of Class A Common Stock as to which such Options would not otherwise be vested or exercisable, all restrictions on Awards of Restricted Stock (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Option Agreement or Restricted Stock Agreement or other written agreement authorized by the Board between an optionee or holder of Restricted Stock and the Company or any of its subsidiaries or parents, as applicable. In addition, unless specifically provided otherwise under the applicable Option Agreement or other written agreement authorized by the Board between the optionee and the Company or any of its subsidiaries or parents, as applicable, if an Option (or portion thereof) is not assumed or substituted in the event of a Change in Control Transaction, the Board will notify affected optionees in writing or electronically that the Option (or its applicable portion) will be exercisable for a period of time determined by the Board in its sole discretion, and the Option (or its applicable portion) will terminate upon the expiration of such period.

15.2 Substitute Options. The Company may grant Options in substitution for options held by employees, officers or directors of, or consultants or advisors to, another corporation who become employees, officers or directors of, or consultants or advisors to, the Company, as the result of a merger or consolidation of the employing corporation with the Company or as a result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

15.3 Restricted Stock. In the event of a business combination or other transaction of the type detailed in Section 15.1, any securities, cash or other property received in exchange for shares of Restricted Stock shall continue to be governed by the provisions of any Restricted Stock Agreement pursuant to which they were issued, including any provision regarding vesting, and such securities, cash, or other property may be held in escrow on such terms as the Board of Directors may direct, to insure compliance with the terms of any such Restricted Stock Agreement.

16. No Special Employment Rights. Nothing contained in the Plan or in any Option Agreement or Restricted Stock Agreement shall confer upon any optionee or holder of Restricted Stock any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease his or her compensation.

17. Other Employee Benefits. The amount of any compensation deemed to be received by an employee as a result of the issuance of shares of Restricted Stock or the grant or exercise of an Option or the sale of shares received upon issuance of a Restricted Stock Award or exercise of an Option will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

18. Amendment of the Plan.

18.1 The Board may at any time, and from time to time, modify or amend in any respect or terminate the Plan. If shareholder approval is not obtained within twelve months after any amendment increasing the number of shares authorized under the Plan or changing the class of persons eligible to receive Options under the Plan, no Options granted pursuant to such amendments shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be issued pursuant to such amendments thereafter.

18.2 The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or the holder of Restricted Stock, adversely affect his or her rights under an Option or Restricted Stock Award previously granted to him or her. With the consent of the recipient of Restricted Stock or optionee affected, the Board may amend outstanding Restricted Stock Agreements or Option Agreements in a manner not inconsistent with the Plan.

19. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of Restricted Stock, any U.S. federal, state, local, non-U.S., and other taxes of any kind required by law to be withheld with respect to issuance of any shares of Restricted Stock or shares issued upon exercise of Options (“Withholding Obligations”). Prior to delivery of any Class A Common Stock pursuant to the terms of this Plan and any procedures as it may specify from time to time, the Board may permit an optionee or recipient of Restricted Stock to satisfy any applicable Withholding Obligations, in whole or in part by such methods as the Board shall determine, including without limitation: (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or shares of Class A Common Stock having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Board may determine if such amount would not have adverse accounting consequences, as the Board determines in its sole discretion, (iii) delivering to the Company already-owned shares of Class A Common Stock having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Board may determine, in each case, provided the delivery of such shares of Class A Common Stock will not result in any adverse accounting consequences, as the Board determines in its sole discretion, (iv) selling a sufficient number of shares of Class A Common Stock otherwise deliverable to the optionee or recipient of Restricted Stock through such means as the Board may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or paid, (v) such other consideration and method of payment for the meeting of tax liabilities or Withholding Obligations as the Board may determine to the extent permitted by applicable laws, or (vi) any combination of the foregoing methods of payment. The amount of the Withholding Obligations will be deemed to include any amount which the Board agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the optionee or recipient of Restricted Stock with respect to the Option or Restricted Stock Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Board may determine if such amount would not have adverse accounting consequences, as the Board determines in its sole discretion. The fair market value of the shares of Class A Common Stock to be withheld or delivered will be determined as of the date that the taxes are required to be withheld. A person who has made an election pursuant to this Section 19 may only satisfy his or her withholding obligation with shares of Class A Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar restrictions.

20. Effective Date and Duration of the Plan.

20.1 Effective Date. The Plan shall become effective when adopted by the Board of Directors. If shareholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board. Amendments requiring shareholder approval shall become effective when adopted by the Board, but if shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Incentive Stock Options granted pursuant to such amendment shall be deemed to be non-statutory Options provided that such Options are authorized by the Plan. Subject to this limitation, Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

20.2 Termination. Unless sooner terminated by action of the Board of Directors, the Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors.

21. Provision for Foreign Participants. The Board of Directors may, without amending the Plan, modify the terms of Option Agreements or Restricted Stock Agreements to differ from those specified in the Plan with respect to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

22. Requirements of Law. The Company shall not be required to sell or issue any shares under any Option or Restricted Stock Award if the issuance of such shares shall constitute a violation by the optionee, the Restricted Stock Award recipient, or by the Company of any provision of any law or regulation of any governmental authority. In addition, in connection with the Act, the Company shall not be required to issue any shares upon exercise of any Option unless the Company has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required in connection with any such transfer. Any determination in this connection by the Board shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Act or under the securities laws of each relevant state or other jurisdiction, the Company may imprint on the certificate(s) appropriate legends that counsel for the Company considers necessary or advisable to comply with the Act or any such state or other securities law. The Company may register, but in no event shall be obligated to register, any securities covered by the Plan pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option, the grant of any Restricted Stock Award or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

23. Conversion of Incentive Stock Options into Non-Qualified Options; Termination. The Board of Directors, with the consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into non-statutory Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Company or a parent or subsidiary of the Company at the time of such conversion. At the time of such conversion, the Board of Directors (with the consent of the optionee) may impose such conditions on the exercise of the resulting non-statutory Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this Plan shall be deemed to give any optionee the right to have such optionee’s Incentive Stock Options converted into non-statutory Options, and no such conversion shall occur until and unless the Board of Directors takes appropriate action. The Board of Directors, with the consent of the optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

24. Non-Exclusivity of this Plan; Non-Uniform Determinations. Neither the adoption of this Plan by the Board of Directors nor the approval of this Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

The determinations of the Board of Directors under this Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Options or Restricted Stock Awards under this Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board of Directors shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements and Restricted Stock Agreements, as to (a) the persons to receive Options or Restricted Stock Awards under this Plan, (b) the terms and provisions of Options or Restricted Stock Awards, (c) the exercise by the Board of Directors of its discretion in respect of the exercise of Options pursuant to the terms of this Plan, and (d) the treatment of leaves of absence pursuant to Section 10 hereof.

25. Governing Law. This Plan and each Option or Restricted Stock Award shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of law.

seer, inc.

NOTICE OF EXERCISE OF OPTION

To: Seer, Inc.

This is to notify Seer, Inc., a Delaware corporation (the “Company”), that I hereby irrevocably elect to exercise the right to purchase the number of shares of the Company’s Class A common stock, $0.00001 par value per share, indicated below (the “Shares”).

The Shares are being purchased pursuant to my exercise of an option granted to me under the Company’s 2017 Stock Incentive Plan (the “Plan”) and pursuant to [an Incentive][a Non-Statutory] Stock Option Agreement dated [__________] (the “Option Agreement”).

Option and Exercise:

	Per Share Exercise Price	Number of Shares Purchased	Total Exercise Price
Vested Shares	$[____]	[____]	$[____]
Unvested Shares	---	---	---
Totals:	---	[____]	$[____]

As payment for the Shares, enclosed is a certified or bank check payable to the order of “Seer, Inc.” in the sum of $[____].

If any of the Shares are vested shares as of the date hereof (in accordance with the vesting schedule provided in the Option Agreement), enclosed is an executed and dated copy of an investment letter that shall apply with respect to such vested shares. I hereby confirm that I have read and I fully understand the terms and conditions (including representations and warranties) of such letter and the Plan.

If any of the Shares are unvested shares as of the date hereof (in accordance with the vesting schedule provided in the Option Agreement), I acknowledge that the sale of such unvested shares shall be conditioned upon my execution of the Company’s standard form of restricted stock purchase agreement (the “RSPA”). I hereby confirm that I have read and I fully understand the terms and conditions (including representations and warranties) of the RSPA and the Plan.

(Signature) (Street Address)

(Print Name) (City, State, Zip Code)

(Date) (E-mail Address)

Seer, Inc

investment letter

To: Seer, Inc.

Re: Purchase of Class A Common Stock

Ladies and Gentlemen:

This investment letter is executed and delivered to Seer, Inc., a Delaware corporation (the “Company”), in connection with my purchase of [number of vested shares purchased] shares of Class A common stock of the Company, $0.00001 par value per share (the “Shares”).

The Shares are being purchased pursuant to my exercise of an option granted to me under the Company’s 2017 Stock Incentive Plan (the “Plan”) and pursuant to [an Incentive][a Non-Statutory] Stock Option Agreement dated [__________] (the “Option Agreement”). I hereby acknowledge that all of the Shares hereunder have vested as of the date hereof in accordance with the vesting schedule provided in the Option Agreement.

I understand that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered or qualified under the securities or “blue sky” laws of any state or jurisdiction, and are being sold to me pursuant to exemptions contained in the Securities Act and exemptions contained in other applicable securities or “blue sky” laws. I represent and warrant that the offer and sale of the Shares was made solely in the state shown in the address set forth below. I hereby represent to the Company, and agree that the Company is entitled to rely on such representations, (i) that no one else has any beneficial ownership in the Shares and (ii) that the Shares are not subject to any pledge or other lien. The nature and amount of my investment in the Shares are consistent with my investment objectives, abilities and resources. I understand that the Shares are an illiquid investment, which will not become freely transferable by reason of any “change of circumstances” whatsoever. I have adequate means of providing for my current needs and possible contingencies and have no need for liquidity in my investment.

I understand that the Shares will constitute “restricted securities” within the meaning of Rule l44 promulgated under the Securities Act and that, as such, the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from the registration requirements thereof is available.

I hereby acknowledge and agree that (i) the Shares shall continue to be bound by the terms and conditions of the Option Agreement and the terms of the Plan, and (ii) in addition to any restrictions on transfer pursuant to any applicable law, the Shares are and will remain subject to restrictions on transfer imposed pursuant to the Plan and the Option Agreement. Without limiting the generality of the foregoing, I acknowledge that the Shares shall be subject to that certain right of first refusal in favor of the Company and that certain repurchase right in favor of the Company, which are described in the Option Agreement.

I acknowledge and agree that in addition to legends required or permitted pursuant to the Plan and the Option Agreement, the certificate representing the Shares will bear a legend in substantially the following form:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred unless such shares have been registered under the Act or unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required.

Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.

I acknowledge and agree that the Company may place a stop order pertaining to the certificates evidencing the Shares with any transfer agent of the Company, to the same effect as the above legend. The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company an opinion of counsel to the effect that such legend may lawfully be removed and if such counsel and such opinion are satisfactory to the Company.

I have consulted my attorney or my accountant with respect to my purchase of the Shares. My representatives and I have fully investigated the Company and its business and financial conditions and have knowledge of the Company’s current corporate activities and financial condition. I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which I have requested and has offered each of us access to all further information which I deemed relevant to an investment decision with respect to the Shares. My attorney or accountant and I have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

(Signature) (Street Address)

(Print Name) (City, State, Zip Code)

(Date) (E-mail Address)

INCENTIVE STOCK OPTION

Granted by

Seer, Inc. (the “Company”)

Under the 2017 Stock Incentive Plan

This Option is and shall be subject in every respect to the provisions of the Company’s 2017 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference and made a part hereof. The holder of this Option (the “Holder”) hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives. Capitalized terms used but not otherwise defined in this Option shall have the respective meanings ascribed to such terms in the Plan.

1.
Name of Holder:
2.
Date of Grant:
3.
Vesting Start Date:
4.
Maximum number of shares for

which this Option is exercisable:

5.
Exercise (purchase) price per share: $
6.
Method of Exercise: This Option may be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with payment by one of the following methods:

cash or a personal, certified or bank check or postal money order payable to the order of the Company for an amount equal to the exercise price of the shares being purchased; or

with the consent of the Company, any of the other methods set forth in the Plan.

As an additional condition to exercise of this Option:

(i) if and to the extent the Holder is purchasing any unvested shares, the terms and conditions of such purchase shall be as set forth in a restricted stock purchase agreement signed by the Holder and the Company; and

(ii) if and to the extent the Holder is purchasing any vested shares, the Holder shall deliver to the Company an investment letter in form and substance satisfactory to the Company and its counsel. No such investment letter shall be required as a condition to such exercise at any time when there shall be an effective registration statement under the Securities Act of 1933, as amended (the “Act”) covering the vested shares for which this Option may be exercised.

7.
Expiration Date of Option:

[Note: for ISO, cannot be longer than 10 years from date of grant, or 5 years in case of a Greater Than 10% Shareholder]

8.
Vesting Schedule:

In addition to the foregoing, upon the Holder’s election at any time after the Date of Grant of this Option, the Holder shall be entitled to exercise this Option immediately and in full for the maximum number of shares as set forth herein, whether or not fully vested, provided that, upon such exercise, the Holder shall execute a restricted stock purchase agreement containing a “reverse vesting” schedule effectively equivalent to the Vesting Schedule set forth herein, pursuant to which the Holder agrees to sell back any unvested shares at the exercise price paid for such shares should he or she cease to perform services for the Company prior to full vesting. The Holder understands that he or she may make an election under Section 83(b) of the Code (an “83(b) Election”) with respect to the unvested shares to be issued, and that if he or she chooses to make such election, it must be made within 30 days of the date of execution of such restricted stock agreement, and such filing will be solely the Holder’s responsibility. If this option is an incentive stock option at the time of exercise, however, an 83(b) Election will be effective only with respect to the “alternative minimum tax” and not with respect to income tax. The Holder is advised to consult a personal tax adviser with respect to the tax consequences of early exercise of an ISO, including filing or not filing an 83(b) Election.

9.
Termination of Employment. This Option shall terminate on the earliest to occur of:

(i) the date of expiration hereof;

(ii) immediately upon termination of the Holder’s employment with the Company by the Company for Cause (as defined in the Plan);

(iii) 90 days after the date of voluntary termination of employment by the Holder (other than for death or permanent and total disability as defined in the Plan);

(iv) 90 days after the date of termination of the Holder’s employment with the Company by the Company without Cause (other than for death or permanent and total disability as defined in the Plan); or

(v) 180 days after the “permanent and total disability”(as defined at Section 10 of the Plan) or death of the Holder.

10.
Company’s Right of First Refusal. Prior to the effective date of a registration statement under the Act, any shares of stock issued pursuant to exercise of this Option shall be subject to the Company’s right of first refusal as set forth at Appendix A.
11.
Lock-Up Agreement. The Holder agrees that upon the request of the Company or the managing underwriter(s) of any offering of securities of the Company that is the subject of a registration statement filed under the Act, for a period of time (not to exceed 180 days) from the effective date of the registration statement under the Act for such offering, the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Class A Common Stock issued pursuant to the exercise of this Option, without the prior written consent of the Company and such underwriters.
12.
Incentive Stock Option; Disqualifying Disposition. Although this Option is intended to qualify as an incentive stock option under the Internal Revenue Code of 1986 (the “Code”), the Company makes no representation as to the tax treatment upon exercise of this Option or sale or other disposition of the shares covered by this Option, and the Holder is advised to consult a personal tax advisor. Upon a Disqualifying Disposition of shares received upon exercise of this Option, the Holder will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this Option. A “Disqualifying Disposition” shall have the meaning specified in Section 421(b) of the Code; as of the date of grant of this Option a Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) the second anniversary of the date of grant of this Option and (b) the first anniversary of the date on which the Holder acquired such shares by exercising this Option, provided that such holding period requirements terminate upon the death of the Holder. The Holder shall notify the Company in writing immediately upon making a Disqualifying Disposition of any shares of Class A Common Stock received pursuant to the exercise of this Option, and shall provide the Company with any information that the Company shall request concerning any such Disqualifying Disposition.
13.
Notice. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, Seer, Inc., 3800 Bridge Parkway, Suite 102, Redwood City, CA 94065, attention of the President, or such other address as the Company may hereafter designate.

Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his or her address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

IN WITNESS WHEREOF, the parties have executed this Option, or caused this Option to be executed, as of the Date of Grant.

Seer, Inc.

By: ___________________________

The undersigned Holder hereby acknowledges receipt of a copy of the Plan and this Option (including Appendix A hereto), and agrees to the terms of this Option and the Plan.

______________________________

Holder

APPENDIX A

Right of First Refusal

1. General. Prior to the effective date of a registration statement under the Securities Act of 1933, as amended (the “Act”), covering any shares of the Company’s Class A Common Stock and until such time as the Company shall have effected a public offering of its Class A Common Stock registered under the Act, in the event that, at any time when the Holder (which term for purposes of this section shall mean the Holder and his or her executors, administrators and any other person to whom this Option may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of this Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares.

2. Notice of Intended Transfer. The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred. Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein.

3. Company to Accept or Decline Within 30 Days. The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer. If the offer is accepted, the Company shall have 60 days after such acceptance within which to purchase the offered shares at a price per share as aforesaid. If within the applicable time periods the Holder does not receive notice of the Company’s intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Holder may transfer title to such shares within 90 days from the date of the Holder’s written notice to the Company of the Holder’s intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of this Option applicable to the transfer of such shares.

4. Transferred Shares to Remain Subject to Right of First Refusal. Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Appendix A. As a condition to such transfer, such transferee shall execute and deliver all such documents as the Company may require to evidence the binding agreement of such transferee so to remain subject to the rights of the Company.

5. Remedies of Company. No sale, assignment, pledge or other transfer of any of the shares covered by this Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Appendix A have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Appendix A. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

6. Shares Subject to Right of First Refusal. For purposes of the Right of First Refusal pursuant to this Appendix A, the term “shares” shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his or her ownership of Class A Common Stock pursuant to the exercise of this Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

7. Legends on Stock Certificates. Any certificate representing shares of stock subject to the provisions of this Appendix A may have endorsed thereon one or more legends, substantially as follows:

(i) “Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

(ii) “The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred unless such shares have been registered under the Act or unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required.”

8. Right of First Refusal to Lapse Upon Registration. The restrictions imposed by this Appendix A shall terminate in all respects upon the effective date of a registration statement under the Act covering any of the Company’s Class A Common Stock.

NON-STATUTORY STOCK OPTION

Granted by

Seer, Inc. (the “Company”)

Under the 2017 Stock Incentive Plan

This Option is and shall be subject in every respect to the provisions of the Company’s 2017 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference and made a part hereof. The holder of this Option (the “Holder”) hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) all decisions under and interpretations of the Plan by the Board or the Committee shall be final, binding and conclusive upon the Holder and his or her heirs and legal representatives. Capitalized terms used but not otherwise defined in this Option shall have the respective meanings ascribed to such terms in the Plan.

1.
Name of Holder:
2.
Date of Grant:
3.
Vesting Start Date:
4.
Maximum number of shares for

which this Option is exercisable:

5.
Exercise (purchase) price per share: $
6.
Method of Exercise: This Option may be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with payment by one of the following methods:

cash or a personal, certified or bank check or postal money order payable to the order of the Company for an amount equal to the exercise price of the shares being purchased; or

with the consent of the Company, any of the other methods set forth in the Plan.

As an additional condition to exercise of this Option:

(i) if and to the extent the Holder is purchasing any unvested shares, the terms and conditions of such purchase shall be as set forth in a restricted stock purchase agreement signed by the Holder and the Company; and

(ii) if and to the extent the Holder is purchasing any vested shares, the Holder shall deliver to the Company an investment letter in form and substance satisfactory to the Company and its counsel. No such investment letter shall be required as a condition to such exercise at any time when there shall be an effective registration statement under the Securities Act of 1933, as amended (the “Act”) covering the vested shares for which this Option may be exercised.

7.
Expiration Date of Option:
8.
Vesting Schedule:

In addition to the foregoing, upon the Holder’s election at any time after the Date of Grant of this Option, the Holder shall be entitled to exercise this Option immediately and in full for the maximum number of shares as set forth herein, whether or not fully vested, provided that, upon such exercise, the Holder shall execute a restricted stock purchase containing a “reverse vesting” schedule effectively equivalent to the Vesting Schedule set forth herein, pursuant to which the Holder agrees to sell back any unvested shares at the exercise price paid for such shares should he or she cease to perform services for the Company prior to full vesting. The Holder understands that he or she may make an election under Section 83(b) of the Code (an “83(b) Election”) with respect to the unvested shares to be issued, and that if he or she chooses to make such election, it must be made within 30 days of the date of execution of such restricted stock agreement. The Holder is advised to consult a personal tax adviser with respect to the tax consequences of filing or not filing an 83(b) Election, and understands that such filing is solely the Holder’s responsibility.

9.
Termination of Option. This Option shall terminate on the earliest to occur of:

(i) the date of expiration hereof;

(ii) immediately upon termination of the Holder’s employment with or services to the Company by the Company for Cause (as defined in the Plan);

(iii) 90 days after the date of voluntary termination of employment or services by the Holder (other than for death or permanent and total disability as defined in the Plan);

(iv) 90 days after the date of termination of the Holder’s employment with or services to the Company by the Company without Cause (other than for death or permanent and total disability as defined in the Plan); or

(v) 180 days after the “permanent and total disability” (as defined at Section 10 of the Plan) or death of the Holder.

10.
Company’s Right of First Refusal. Prior to the effective date of a registration statement under the Act, any shares of stock issued pursuant to exercise of this Option shall be subject to the Company’s right of first refusal as set forth at Appendix A.
11.
Lock-Up Agreement. The Holder agrees that upon the request of the Company or the managing underwriter(s) of any offering of securities of the Company that is the subject of a registration statement filed under the Act, for a period of time (not to exceed 180 days) from the effective date of the registration statement under the Act for such offering, the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Class A Common Stock issued pursuant to the exercise of this Option, without the prior written consent of the Company and such underwriters.
12.
Tax Withholding. The Company’s obligation to deliver shares shall be subject to the Holder’s satisfaction of any federal, state and local income and employment tax withholding requirements.
13.
Notice. Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered to the office of the Company, Seer, Inc., 3800 Bridge Parkway, Suite 102, Redwood City, CA 94065, attention of the President, or such other address as the Company may hereafter designate.

Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his or her address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

IN WITNESS WHEREOF, the parties have executed this Option, or caused this Option to be executed, as of the Date of Grant.

SEER, INC.

By: ___________________________

The undersigned Holder hereby acknowledges receipt of a copy of the Plan and this Option (including Appendix A hereto), and agrees to the terms of this Option and the Plan.

______________________________

Holder

APPENDIX A

Right of First Refusal

1. General. Prior to the effective date of a registration statement under the Securities Act of 1933, as amended (the “Act”), covering any shares of the Company’s Class A Common Stock and until such time as the Company shall have effected a public offering of its Class A Common Stock registered under the Act, in the event that, at any time when the Holder (which term for purposes of this section shall mean the Holder and his or her executors, administrators and any other person to whom this Option may be transferred by will or the laws of descent and distribution) is permitted to do so, the Holder desires to sell, assign or otherwise transfer any of the shares issued upon the exercise of this Option, the Holder shall first offer such shares to the Company by giving written notice of the Holder’s desire so to sell, assign or transfer such shares.

2. Notice of Intended Transfer. The notice shall state the number of shares offered, the name of the person or persons to whom it is proposed to sell, assign or transfer such shares and the price at which such shares are intended to be sold, assigned or transferred. Such notice shall constitute an offer to the Company for the Company to purchase the number of shares set forth in the notice at a price per share equal to the price stated therein.

3. Company to Accept or Decline Within 30 Days. The Company may accept the offer as to all, but not less than all, such shares by notifying the Holder in writing within 30 days after receipt of such notice of its acceptance of the offer. If the offer is accepted, the Company shall have 60 days after such acceptance within which to purchase the offered shares at a price per share as aforesaid. If within the applicable time periods the Holder does not receive notice of the Company’s intention to purchase the offered shares, or if payment in full of the purchase price is not made by the Company, the offer shall be deemed to have been rejected and the Holder may transfer title to such shares within 90 days from the date of the Holder’s written notice to the Company of the Holder’s intention to sell, but such transfer shall be made only to the proposed transferee and at the proposed price as stated in such notice and after compliance with any other provisions of this Option applicable to the transfer of such shares.

4. Transferred Shares to Remain Subject to Right of First Refusal. Shares that are so transferred to such transferee shall remain subject to the rights of the Company set forth in this Appendix A. As a condition to such transfer, such transferee shall execute and deliver all such documents as the Company may require to evidence the binding agreement of such transferee so to remain subject to the rights of the Company.

5. Remedies of Company. No sale, assignment, pledge or other transfer of any of the shares covered by this Option shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Appendix A have been duly complied with, and the Company may inscribe on the face of any certificate representing any of such shares a legend referring to the provisions of this Appendix A. If any transfer of shares is made or attempted in violation of the foregoing restrictions, or if shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

6. Shares Subject to Right of First Refusal. For purposes of the Right of First Refusal pursuant to this Appendix A, the term “shares” shall mean any and all new, substituted or additional securities or other property issued to the Holder, by reason of his or her ownership of Class A Common Stock pursuant to the exercise of this Option, in connection with any stock dividend, liquidating dividend, stock split or other change in the character or amount of any of the outstanding securities of the Company, or any consolidation, merger or sale of all or substantially all of the assets of the Company.

7. Legends on Stock Certificates. Any certificate representing shares of stock subject to the provisions of this Appendix A may have endorsed thereon one or more legends, substantially as follows:

(i) “Any disposition of any interest in the securities represented by this certificate is subject to restrictions, and the securities represented by this certificate are subject to certain options, contained in a certain agreement between the record holder hereof and the Company, a copy of which will be mailed to any holder of this certificate without charge upon receipt by the Company of a written request therefor.”

(ii) “The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be pledged, hypothecated, sold or otherwise transferred unless such shares have been registered under the Act or unless the Company has received an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that such registration is not required.”

8. Right of First Refusal to Lapse Upon Registration. The restrictions imposed by this Appendix A shall terminate in all respects upon the effective date of a registration statement under the Act covering any of the Company’s Class A Common Stock.

SEER, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

(Pursuant to Seer, Inc. 2017 Stock Incentive Plan)

This Restricted Stock Purchase Agreement (this “Agreement”) is made by and between Seer, Inc., a Delaware corporation (the “Company”), and the undersigned Purchaser (the “Purchaser”). In consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows in connection with the issuance of shares of Class A Common Stock, par value $0.00001 per share, of the Company specified below (the “Shares”), subject to the terms and conditions stated below and those attached hereto, all of which terms and conditions are incorporated herein and made a part hereof. The Shares are being purchased pursuant to the Purchaser’s exercise of an option granted under the Company’s 2017 Stock Incentive Plan, as amended from time to time (the “Plan”) and pursuant to __________ Stock Option Agreement dated __________ (the “Option Agreement”).

Name of Purchaser:

Address of Purchaser:

Date of this Agreement:

Number of Shares:
Purchase Price per Share:
Aggregate Purchase Price:

Repurchase Price per Share:

Number of Shares that are Vested Shares on the Vesting Start Date:

Number of Shares that are Unvested Shares on the Vesting Start Date:

Vesting Start Date:

Vesting Schedule:

The Unvested Shares shall vest as follows:

All vesting is dependent on the Purchaser serving the Company in one or more Qualified Positions (as hereafter defined) continuously from the date hereof through such vesting date, as provided herein. Unvested Shares and Vested Shares are subject to certain transfer restrictions set forth herein.

Acknowledgement

The Purchaser acknowledges having read the terms and conditions set forth above and in the Incorporated Terms and Conditions attached hereto, including the subsection entitled “Section 83(b) Election,” and having had an opportunity to discuss them with counsel of the Purchaser’s choosing. The Purchaser further acknowledges that if the Option Agreement is an incentive stock option as of the date hereof, an 83(b) Election will be effective only with respect to the “alternative minimum tax” and not with respect to income tax.  The Purchaser has consulted has or her tax adviser with respect to the tax consequences of early exercise of an ISO, including filing or not filing an 83(b) Election.

By signing below, the Purchaser agrees to purchase the Number of Shares set forth above for the Aggregate Purchase Price set forth above, and further agrees to and accepts the terms and conditions set forth above and attached hereto.

Signed as an agreement under seal as of the Date of this Agreement.

Purchaser:	Seer, Inc.
By: Name: Title:
Address: E-mail:

SEER, INC.

Restricted Stock Purchase Agreement – Incorporated Terms and Conditions

1. Agreement Subject to Stock Incentive Plan.

This Agreement is and shall be subject in every respect to the provisions of the Plan, which is incorporated herein by reference and made a part hereof. The Purchaser acknowledges that this Agreement shall be subject to all the terms and provisions of the Plan and agrees that (a) in the event of any conflict between the terms hereof and those of the Plan, the latter shall prevail, and (b) decisions under and interpretations of the Plan by the Board of Directors of the Company (or any committee thereof) shall be final, binding and conclusive upon the Purchaser and the Purchaser’s heirs and legal representatives.

2. Purchase and Sale of Shares.

(a) Simultaneously with the execution and delivery of this Agreement, the Purchaser is purchasing from the Company the Number of Shares listed on the signature page hereto for the Aggregate Purchase Price listed on the signature page hereto, subject to the Purchaser’s delivery obligations set forth in this Section 2(a). The Purchaser shall deliver to the Company: (a) the Aggregate Purchase Price by check payable to the order of the Company; and (b) a stock power, duly executed by the Purchaser in blank as described in Section 6 below. The Company will hold the executed stock certificate representing the Stock pursuant to Section 6.

(b) The term “Shares” (as defined on the signature page hereto) shall also include any shares of capital stock of the Company issued to the Purchaser by virtue of his or her ownership of the Shares, by stock dividend, stock split, recapitalization, merger, combination, reorganization or otherwise. Shares that are subject to the Company’s repurchase right as described in Section 5 of this Agreement are referred to as “Unvested Shares,” and Shares that are not subject to such repurchase right, or as to which such repurchase right has lapsed, are referred to as “Vested Shares.”

3. Representations of Purchaser. The Purchaser represents and warrants to the Company as follows:

(a) The Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or registered or qualified under the securities or “Blue Sky” laws of any jurisdiction, and are being sold pursuant to exemptions contained in the Act and exemptions contained in other applicable securities or “Blue Sky” laws. The Purchaser understands further that the Company’s reliance on these exemptions is based in part on the representations made by the Purchaser in this Agreement. The offer and sale of the Shares is being made to the Purchaser solely in the state shown in the address set forth below the Purchaser’s name on the signature page hereto.

(b) The Purchaser is acquiring the Shares for the Purchaser’s own account for investment, and not for, with a view to, or in connection with the resale or distribution thereof. The Purchaser has no present intention to sell, hypothecate, distribute or otherwise transfer (hereafter, “Transfer”) any of the Shares or any interest therein. The nature and amount of the Purchaser’s investment in the Shares are consistent with the Purchaser’s investment objectives, abilities and resources. The Purchaser understands that the Shares are an illiquid investment, which will not become freely transferable by reason of any change of circumstances whatsoever. The Purchaser has adequate means of providing for the Purchaser’s current needs and possible contingencies and has no need for liquidity in the Purchaser’s investment.

(c) The Purchaser understands that the Shares will constitute “restricted securities” within the meaning of Rule 144 promulgated under the Act and that, as such, the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from the registration requirements thereof is available. The Purchaser has been advised that Rule 144, which permits the resale, subject to various terms and conditions, of such “restricted securities” after they have been held for specified periods of time does not now apply to the Company, because the Company is not now required to file, and does not file, periodic reports under the Securities Exchange Act of 1934, as amended, and because information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports is not now publicly available. The Company may become a reporting entity at some future date, but no assurance can be given that it will do so.

(d) The Purchaser accepts the condition that the Company will maintain stop transfer orders with respect to the Shares and that each certificate or other document evidencing the Shares will bear a conspicuous legend in substantially the form set forth in Section 7 of this Agreement.

(e) The Purchaser has consulted the Purchaser’s attorney or the Purchaser’s accountant with respect to the Purchaser’s purchase of the Shares. The Purchaser and such attorney or accountant have fully investigated the Company and its business and financial condition and have knowledge of the Company’s current activities. The Company has granted the Purchaser and the Purchaser’s attorney or accountant access to all information about the Company which they have requested and has offered each of them access to all further information which they deemed relevant to an investment decision with respect to the Shares. The Purchaser and the Purchaser’s attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

4. Restrictions on Transfer. The terms and conditions of this Section 4 shall apply to any Transfer or proposed transfer of the Shares and such terms and conditions shall govern to the extent of any conflict with any provision of the Option Agreement.

(a) No Shares, or any interest therein, may be Transferred at any time or under any circumstances unless (i) the Shares proposed to be Transferred have been registered under the Act and registered or qualified under applicable state securities laws, or (ii) the Company has received an opinion of counsel acceptable to the Company to the effect that such Transfer may be effected without registration under the Act and registration or qualification under the securities laws of relevant states and the proposed transferee has made such representations and agreements as the Company shall require to assure compliance with the Act and such laws.

(b) No Unvested Share, and no interest in an Unvested Share, may be Transferred except to the Company pursuant to Section 5 of this Agreement.

(c) Right of First Refusal.

(i) Offer of Sale; Notice of Proposed Sale or Transfer. In the event that at any time the Purchaser desires to Transfer any Vested Shares or any interest therein, the Purchaser shall first deliver written notice of the Purchaser’s desire to do so (the “Notice”) to the Company. The Notice must specify the number of Vested Shares proposed to be Transferred, the name of the person or persons to whom the Purchaser proposes to Transfer such Shares, the price at which such Shares are intended to be Transferred and all other terms of the transaction, which must be bona fide. The Notice shall constitute an offer by the Purchaser to the Company for the Company to purchase such Shares on such terms and at a price per share equal to the price stated in the Notice.

(ii) Company’s Option to Purchase. The Company shall have the option to purchase all or any part of the Shares offered in the Notice for the price and on the terms specified in such Notice. The Company must exercise such option by giving written notice to the Purchaser no later than fifteen (15) business days after receipt of such Notice.

(iii) Closing of Purchase by Company. In the event the Company duly exercises its option to purchase all or a portion of the Shares, the closing of such purchase shall take place at the offices of the Company on the fifth business day after the expiration of the fifteen-day period. Upon the occurrence of the closing, the Purchaser shall transfer to the Company the number of Shares specified in the Company’s notice, free of all liens, encumbrances and rights of others, and shall deliver the certificate(s) representing the number of Shares that the Company has elected to repurchase, as well as the duly executed stock powers accompanying such certificate(s).

(iv) Failure to Fully Exercise Option to Purchase. If within the applicable time period, the Purchaser does not receive notice of the Company’s intention to purchase the offered Shares, the offer shall be deemed to have been rejected. In such event, the Purchaser may Transfer title to the offered Shares within ninety (90) days from the date of the Notice, but such Transfer shall be made only to the proposed transferee or transferees and at the proposed price and on such other terms as stated in such Notice. Shares that are so Transferred shall remain subject to this Agreement and, as a condition to any Transfer, the Purchaser shall obtain a written agreement from the transferee by which the transferee agrees to be bound by this Agreement.

(d) Subject to the restrictions set forth in the Plan, if the Purchaser is a natural person, all, or any portion of, the Shares may, without compliance with the provisions of this Section 4, be Transferred by the Purchaser for bona fide estate planning purposes to a member of the Purchaser’s immediate family, to a family partnership or to a family trust or, on the Purchaser’s death, may be Transferred to the Purchaser’s estate or to those entitled to a distribution of the Shares under the laws of descent and distribution; provided, that Shares that are so Transferred shall remain subject to this Agreement and, as a condition to any Transfer, the Purchaser or the Purchaser’s legal representative shall obtain a written agreement from the proposed transferee or transferees by which such transferee agrees or transferees agree to be bound by this Agreement.

(e) No Transfer of Shares shall be effective or given effect on the books of the Company unless all of the applicable provisions of this Section 4 have been duly complied with. The Company shall not be required to recognize as one of its stockholders any purported transferee of Shares which have been attempted to have been Transferred in violation of this Agreement, including, without limitation, for purposes of dividend and voting rights. The restrictions on transfer imposed by this Agreement shall apply not only to voluntary transfers but also to involuntary transfers, by operation of law or otherwise. The Purchaser shall pay all legal fees and expenses of the Company arising out of or relating to any purported sale, assignment or transfer of any Shares in violation of this Agreement.

(f) Lock-Up. The Purchaser agrees that, for a period of up to 180 days from the effective date of any registration of securities of the Company, the Purchaser will not Transfer any Shares held by the Purchaser without the prior written consent of the Company or such underwriters, as the case may be, all as fully provided in Section 5.3 of the Plan. The Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters that are consistent with this Section 4(f) or that are necessary to give further effect thereto.

(g) The rights of the Company and the obligations of the Purchaser under this Section 4 are in addition to all rights and obligations which the Purchaser may have under other Sections of this Agreement or under other agreements between the Company and the Purchaser regarding the Shares (the “Other Agreements”), and this Section 4 shall not give the Purchaser any right to make any Transfer of any Shares which is otherwise prohibited by any other Section of this Agreement or the Other Agreements. In addition, any failure by the Company to exercise its repurchase right under this Section 4 shall in no way affect any rights, including repurchase rights, the Company may have under any of the Other Agreements.

(h) Notwithstanding anything contained herein to the contrary, at no time shall the Purchaser Transfer any Shares or any interest therein to a competitor of the Company without the approval of the Board of Directors.

5. Vesting of Shares; Repurchase of Unvested Shares.

(a) If the Purchaser has served the Company in one or more Qualified Positions (as hereafter defined) continuously from the date hereof through the vesting dates specified on the signature page hereto, Unvested Shares shall become Vested Shares (or shall “vest”) on such dates and in such amounts as are specified on the signature page hereto. The term “Qualified Position” shall mean a Company-approved position as an employee, consultant, advisor, officer or member of the Board of Directors of the Company or one of its subsidiaries, if any. For the avoidance of doubt, the Board of Directors of the Company, in its discretion, may accelerate any vesting dates or waive any of the requirements for vesting.

b) In the event that the Purchaser ceases for any reason to provide services to the Company in one or more Qualified Positions before all of the Shares have become Vested Shares (a “Termination Event”), then the Company shall have the right to purchase (the “Repurchase Option”) for a period of ninety (90) days from the date of such Termination Event (the “Termination Date”) any or all of the Shares that are Unvested Shares at the Termination Date (after giving effect to the look-forward vesting provisions of this Agreement). The purchase of each Unvested Share pursuant to this Section 5(b) shall be effected at the Repurchase Price Per Share set forth on the signature page hereto, appropriately adjusted in the event of a stock dividend, stock split, recapitalization, merger, combination, reorganization or exchange of shares or other similar event occurring subsequent to the date of this Agreement.

(c) Unless the Company notifies the Purchaser within ninety (90) days from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the 90th day following the Termination Date, provided, that the Company may notify the Purchaser that it is exercising its Repurchase Option as of a date prior to such 90th day. Unless the Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies as of the Termination Date, execution of this Agreement by the Purchaser constitutes written notice to the Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to the Purchaser with respect to exercise of the Repurchase Option by any of (1) delivering a check to the Purchaser in the amount of the purchase price for the Unvested Shares being repurchased, (2) in the event the Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, and (3) by a combination of (1) and (2) so that the combined payment and cancellation of indebtedness equals such purchase price. The Company shall use good faith efforts to satisfy its payment obligation to the Purchaser within fifteen (15) days after Company’s notice of exercise of the Repurchase Option (or deemed exercise). In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 5(c), at such time as the Purchaser is indebted to the Company, the portion of such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the date of Company’s notice of exercise of the Repurchase Option (or deemed exercise). As a result of any repurchase of Unvested Shares pursuant to this Section 5, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to Transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by the Purchaser.

(d) The Company shall, after termination or exercise of all repurchase rights hereunder, deliver to the Purchaser a certificate or certificates representing the Shares, if any, as to which the Purchaser is entitled to ownership free and clear of such repurchase rights.

(e) Fractional Shares. No fractional shares shall vest under this Agreement. Any calculation of Shares scheduled to vest on any date except for the last date on which vesting is contemplated under this Agreement (the “Final Vesting Date”) that results in a fractional share shall be rounded down to the nearest whole Share. On the Final Vesting Date, all remaining Unvested Shares shall vest and become Vested Shares.

6. Custody of Certificates.

(a) In order to facilitate the exercise of the Company’s repurchase rights under Section 5 of this Agreement, simultaneously with the execution of this Agreement, the Purchaser shall deposit with the Company’s counsel the certificate or certificates representing in whole or in part Unvested Shares and shall promptly upon acquisition of any additional Unvested Shares, deposit with the Company’s counsel the certificate or certificates for such additional shares. To all certificates deposited by the Purchaser with the Company’s counsel, there shall be attached a stock power or stock powers, duly executed by the Purchaser in blank, constituting and appointing the Company or its designee the Purchaser’s attorney to transfer such stock on the books of the Company. The Purchaser shall continue to be the owner of the Shares, despite such deposit and stock powers, and shall be entitled to exercise all rights of ownership in such Shares, subject, however, to the provisions of this Agreement.

(b) In the event that a dispute should arise with respect to the delivery, right to possession, and/or ownership of the certificates representing the Shares, the Company’s counsel is authorized to retain such certificates and evidences in its possession, or any portion thereof, without liability to anyone, until such dispute shall have been settled either by mutual written agreement of the parties concerned or by final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but neither the Company nor its counsel shall be under any duty whatsoever hereunder to institute or defend any such proceedings.

(c) The Company shall have the right to cause Transfers of Unvested Shares to be effected pursuant to Section 5 notwithstanding any failure of the Purchaser to take the action required of the Purchaser pursuant to this Agreement; provided, however, that no Transfer of Unvested Shares shall be effected hereunder unless payment therefor has been made or tendered to the Purchaser or the Purchaser’s executor or other legal representative. The Purchaser hereby appoints each of the President, Treasurer and Secretary of the Company as the Purchaser’s attorney-in-fact for purposes of effecting any such Transfer.

7. Legends. Each certificate representing Shares shall prominently bear legends to the following effect:

“The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended. Such shares may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Company has received an opinion of its counsel that such registration is not required.

“The shares represented by this certificate are subject to restrictions on transfer and repurchase rights pursuant to the terms of the Company’s 2017 Stock Incentive Plan and a Restricted Stock Purchase Agreement, a copy of which will be furnished to the holder hereof without charge upon written request.”

8. Adjustments for Stock Splits, Stock Dividends, etc. The Shares issued pursuant to this Agreement shall be subject to adjustment upon changes in capitalization pursuant to the provisions of Section 14 of the Plan.

9. Miscellaneous.

(a) Entire Agreement. This Agreement, including the signature page hereto and these Incorporated Terms and Conditions, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements, negotiations, representations and proposals, written or oral, relating to such subject matter.

(b) Amendments. Neither this Agreement nor any provision hereof may be changed or modified except by an agreement in writing executed by the Purchaser and on behalf of the Company.

(c) Binding Effect of the Agreement. This Agreement shall inure to the benefit of, and be binding upon, the Company, the Purchaser and their respective estates, heirs, executors, transferees, successors, assigns and legal representatives.

(d) Notices. All notices to any party under this Agreement shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor and shall be deemed given (i) when delivered in person or duly sent by e-mail or fax, with confirmation of receipt, (ii) three days after being duly sent by first class mail postage prepaid (other than in the case of notices to or from any non-U.S. resident, which notices must be sent in the manner specified in clause (i) or (iii)), or (iii) two days after being duly sent by UPS, Federal Express or other recognized express international courier service:

(i) if to the Purchaser, to the Address or E-Mail Address of Purchaser set forth on the signature page hereto; and

(ii) if to the Company, to:

Seer, Inc.

c/o Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304

Attention: Tony Jeffries

(e) Consent to Electronic Notices. The Purchaser hereby agrees and consents that the Company may provide the Purchaser, at the Company’s option, all notices which are required to be delivered, whether under this Agreement, pursuant to the General Corporation Law of the State of Delaware or other applicable law or regulation, or otherwise, in electronic form to the E-Mail Address set forth on the signature page of this Agreement.

(f) Relationship with Company. The Company is not by reason of this Agreement or the issuance of any Shares obligated to continue the Purchaser’s relationship with the Company as an employee, consultant, advisor, officer, director, or in any other capacity (other than as a stockholder).

(g) Section 83(b) Election. The Purchaser understands that it shall be his or her decision whether to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (an “83(b) Election”) with respect to the Shares, and that if he or she chooses to make such election, it must be made within 30 days of the date of execution of this Agreement, and a copy of such election provided to the Company. The Purchaser represents that he or she understands the tax consequences of filing or not filing an 83(b) Election, and understands that such filing is solely the Purchaser’s responsibility.

Remedies. The Purchaser acknowledges that money damages alone will not adequately compensate the Company for breach of any of the Purchaser's covenants and agreements herein and, therefore, agrees that in the event of the breach or threatened breach of any such covenant or agreement, in addition to all other remedies available to the Company, at law, in equity or otherwise, the Company shall be entitled to injunctive relief compelling specific performance of, or other compliance with, the terms hereof. The rights and remedies of the Company hereunder shall be cumulative and in addition to all other rights and remedies the Company may have, at law, in equity, by contract or otherwise.

(i) Reliance; Liability. In performing its duties under this Agreement, the Company shall be entitled to rely upon any statement, notice, or other writing which it shall in good faith believe to be genuine and to be signed or presented by a proper party or parties or on other evidence or information deemed by the Purchaser to be reliable. In no event shall the Company be liable for any action taken or omitted in good faith. The Company may consult with its counsel or counsel of any of the other parties hereto and, without limiting the generality of the preceding sentence, shall not be held liable for any action taken or omitted in good faith on advice of such counsel.

(j) Awaiting Final Settlement. If any controversy arises between the parties hereto or with any third person with respect to the Shares, this Agreement or its subject matter, the Company shall not be required to take any actions in the premises, but may await the settlement of any such controversy by final appropriate legal proceedings or otherwise as it may require, notwithstanding anything in this Agreement to the contrary, and, in such event, the Company shall not be liable for interest or damages.

(k) Construction. The headings and subheadings of this Agreement have been inserted for convenience only, and shall not affect the construction of the provisions hereof. All references to sections of this Agreement shall be deemed to refer as well to all subsections which form a part of such section. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”

(l) Severability. In the event that any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement and all other provisions shall remain in full force and effect. If any provision of this Agreement is held to be excessively broad, it shall be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law.

(m) No Waiver. No modification, renewal, extension, waiver or termination of this Agreement or any of the provisions herein contained shall be binding upon the Company unless made in writing and signed by a duly authorized officer of the Company.

(n) Further Assurances. The parties agree to execute such further instruments and to take such further actions as may reasonably be necessary to carry out the intent of this Agreement.

(o) Counterparts. This Agreement may be executed in counterparts, each such counterpart shall be deemed to be an original instrument, and all of which together shall for all purposes constitute one Agreement, binding on each of the parties hereto notwithstanding that each such party shall not have signed the same counterpart. A signature of any party to this Agreement transmitted by facsimile, electronic mail (including pdf) or other electronic means shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(p) Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of The State of Delaware, without regard to its principles of conflicts of laws. All litigation arising from or relating to this Agreement shall be filed and prosecuted before any court of competent subject matter jurisdiction located in The State of Delaware. The Purchaser consents to service of process in any such action by certified or registered mail, return receipt requested. The Purchaser consents to the jurisdiction of such courts over the Purchaser, stipulates to the convenience, efficiency and fairness of proceeding in such courts, and covenants not to allege or assert the inconvenience, inefficiency or unfairness of proceeding in such courts.

(q) Disposition of Shares; Purchase by Nominee or Designee. Any Shares that the Company elects to purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Company may require their transfer to a nominee or designee as part of any purchase of Shares from the Purchaser.

(r) Withholding Taxes. The Purchaser agrees that the Purchaser shall be fully liable for any income and employment taxes owed by the Purchaser with regard to issuance of the Shares, whether owed at the time of transfer pursuant to the Purchaser having made an 83(b) Election, or at the time that the Shares vest pursuant to the vesting schedule set forth above. The Purchaser acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Purchaser any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Purchaser. The Purchaser further agrees that, if the Company does not withhold an amount sufficient to satisfy the withholding obligation of the Company with respect to the issuance of the Shares, the Purchaser will make reimbursement on demand, in cash, for the amount underwithheld, provided that the Company has provided the Purchaser with written detail concerning the basis for and amount of the withholding obligation of the Company.

* * * * *

STOCK POWER

FOR VALUE RECEIVED, ____________, hereby sells, assigns and transfers to Seer, Inc., a Delaware corporation (the “Company”), a total of ___________ shares of Class A Common Stock of the Company standing in the name of the stockholder named above on the books of the Company represented by stock certificate number ___ to be delivered herewith, and does hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati as attorney to transfer said shares on the books of the Company with full power of substitution in the premises.

Dated:

______________________________